Pepco Holdings, Inc. Analyst Conference
Washington, D.C.
April 4, 2008
B U I L D I N G  V A L U E

Some of the statements contained in today’s presentation are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform
Act of 1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,”
“should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies;
weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers;
general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American Electric
Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the
Securities and Exchange Commission.
Safe Harbor Statement

Dennis Wraase
Chairman and Chief Executive Officer
Strategic Overview

Conference Objectives
• Provide an update on PHI’s strategy, our progress to date
 and how our strategy is responsive to our evolving
 business and political environment.
• Provide an update on our regulatory status, including our
 regulated returns and the progress of our Blueprint
 proposals.
• Provide an update on the status of our Mid-Atlantic Power
 Pathway project.
• Provide an update on our financial progress, insight to our future financing plans, and convey our commitment to
 investment grade credit ratings.

$9.4B Revenues
$15.1B Total Assets
$5.9B Market Cap
1.8 Million Electric Customers
122,000 Gas Customers
PHI Overview
Regulated
Electric
& Gas
Delivery
Business
Competitive
Energy/
Other
64% of Operating Income
Financial and customer data as of December 31, 2007. Operating Income percentage calculations are for the year ended
December 31, 2007, net of special items. See appendix for details.
36% of Operating Income
PHI Investments
Note:

Management believes the special items are not representative of the Company’s ongoing business operations. See Appendix for details.
Recent Financial Performance
Note:

2007 Financial Highlights
Financial Overview
 • Through 2007 provided three year 56% total return to shareholders
 • Increased the annual dividend by 4% in January 2008
 • Added to the S&P 500 Index
Delivering on Value
 • Earnings per share, excluding special items, was up 15% over 2006
 • Announced new growth investment in our Power Delivery and
 Conectiv Energy business units
 • Total shareholder return for 2007 was 17%
 • Increased dividend 4% in January 2008 to an equivalent annual rate of $1.08 per share
 • Added to the S&P 500 Index
Strengthening Financial Position
 • Advanced a planned equity issuance in 2008 to fall 2007, improving equity ratio by 2%
 • $230 million net debt paid down in 2007
 • Increased our credit line facility by $300M to $1.5B

2007 Business Highlights

Power Delivery
 • Successfully completed four distribution base rate cases
 • Rate increases approved in each jurisdiction
 • Implemented revenue decoupling in Maryland
 • Received approval for Mid-Atlantic Power Pathway transmission project by PJM
 • Filed Blueprint for the Future programs in each jurisdiction
Conectiv Energy
 • Achieved 25% increase in gross margin, which was above the mid-point of the forecasted range
 • Committed to projects that will add 645 MWs in eastern PJM
Pepco Energy Services
 • Set record for retail electric sales; up 48% over 2006
 • Served nearly 800 MWs of load in expansion markets (NY, MA, IL)

PHI
Our Plan is Responsive to Industry Trends
and Challenges
Improving energy efficiency
High fuel prices and volatility
Political Intervention
Capacity constrained wholesale
market
Climate Change
Rising customer expectations about
reliability and concerns about price
Trends and Challenges
Replacing aging infrastructure to
maintain reliability
Proactive regulatory response
PHI Responses
Decoupling
Blueprint for the Future
MAPP and other transmission projects
Meeting needs of C&I customers
to improve energy efficiency
Opportunities to build gas fired
generation

Strategic Positioning
Power Delivery remains the predominant source of operating
income, providing 60-70% of operating income over the planning period
 • Rate base nearly doubling
 • Proactive in response to climate change
 • Pursuing regulatory success
 • Continually improving operational value
The competitive energy businesses are strategic and integral components of PHI’s growth
 • CE generation portfolio will increase by 645 MW over the planning period
 • CE Mid-merit fleet has a light carbon footprint
 • CE has a very experienced management team
 • PES is the 5th largest retail energy marketer in US
 • A leader in energy efficiency
 • Active in renewable energy opportunities

PHI is committed to:
• Increasing shareholder value
• Maintaining investment grade ratings
• Increasing dividend in line with utility earnings growth
• Achieving earnings growth in Power Delivery through infrastructure investments and constructive regulatory outcomes
• Increasing the value of competitive energy businesses that serve wholesale and retail markets
• Pursuing technologies and practices that promote energy efficiency, conservation, and the reduction of green house gas emissions
• Helping customers better manage their energy usage

PHI’s Leadership in Action

• Clinton Global Initiative
 • Reducing greenhouse gases through energy efficiency
• IBM’s Intelligent Utility Network Coalition
 • Accelerating the adoption of advanced utility technologies to modernize the electric grid
• EPA’s National Action Plan for Energy Efficiency
 • Meeting the challenges of high energy prices, energy security and independence, air pollution and global climate change
• Mid-Atlantic Grid Interactive Cars (MAGIC) Consortium
 • Partnering with the University of Delaware, PJM and others to research the IT and electric distribution infrastructure that will allow plug-in electric vehicles parked at customers home and work places, to store and release power as needed.
• Day in the Life of a Customer in 2015
 • Partnered with seven utilities to produce a video depicting the potential utility residential customer experience in 2015. Provides a compelling view of the likely impact that technology and information will have during the course of a typical day.
10
PHI’s Leadership in Action - Partnering to
Accelerate Change

Building Value
Power Delivery Infrastructure Investments
Blueprint Implementation
Successful Regulatory Outcomes
Growth of Conectiv Energy
Growth of Pepco Energy Services
Building
Shareholder
Value
Dividend Growth
11

Summary
12
We’re well positioned for strategic and financial success
 • Our plan addresses customer expectations, is responsive to regulators and legislators, and contributes to the climate change solution
 • We have a diversified portfolio of regulated and competitive energy businesses with a track record of proven results
 • We will invest in our businesses to increase shareholder value
 • We will finance our prudent growth plan to maintain our credit ratings

 • Power Delivery - Joe Rigby
 • Power Delivery Regulatory Overview - Tony Kamerick
 • Conectiv Energy - Dave Velazquez
 • Pepco Energy Services - John Huffman
 • Financial Overview - Paul Barry
 • Closing Remarks - Dennis Wraase
Today’s Agenda
13

Dennis Wraase
Chairman and Chief Executive Officer
Strategic Overview

Appendix
15

Reported Operating Income Reconciled to Operating Income Excluding Special Items
For the twelve months ended December 31, 2007
(Dollars in Millions)
16
Reconciliation of Operating Income

Note: Management believes the special items are not representative of the Company’s ongoing business operations.
Reconciliation of Earnings Per Share
GAAP EPS to EPS Excluding Special Items
17

Joe Rigby
President and Chief Operating Officer
Power Delivery

Business Overview
Commercial 47%
Diversified Customer Mix*
Residential 35%
Government 10%
Industrial 8%
* Based on 2007 MWh Sales; excludes Virginia operations sold on 1/2/08.
Regulatory Diversity*
District of Columbia
23%
New Jersey 20%
Delaware 18%
Maryland 39%
Combined Service Territory
 2007 Power Delivery Key Metrics
 Revenues   $5,244.2M
 Earnings   $231.8M
 O&M     $667.0M
 Capital Exp.   $554.2M
2

Business Overview
Note: Based on 2007 Annual Data; Delmarva Power excludes Virginia operations sold on 1/2/08.
3

Building Value
Infrastructure Investments
Blueprint Implementation
Operational Value
Customer Growth
Regulatory Success
Building
Shareholder
Value
4

• 230 mile, 500kV line originating in northern Virginia, crossing Maryland, traveling up the Delmarva Peninsula and into southern New Jersey
• Preliminary cost estimate - $1.05 billion; completion by 2013
• ROE authorized in FERC formula rates - 11.3%
Status of the MAPP Project
Note: See Safe Harbor Statement at the beginning of today’s presentation.
5
Mid-Atlantic Power Pathway (MAPP) Project
• PJM Board approved the
 500kV portion of the project
 on 10/17/07
• PJM evaluating the 230kV
 upgrades for local reliability
• PHI continues to evaluate the
 installation of a Direct Current
 system under the Chesapeake
 Bay

6
MAPP - Update April 2008
 • Project Management team has been selected and is
 working/communicating with key government and community
 stakeholders.
 • PHI is sponsoring community information meetings along each major segment.
 ▪ Community meetings have been held in Southern Maryland with positive results; letters of support sent to MD governor and legislature leaders.

 ▪ Focus group meetings are scheduled for Eastern Shore Maryland with community meetings to follow soon after.
 • A project Web site (www.powerpathway.com) went live in February
 2008.
 • Environmental studies contractors were selected in February; work began in late March 2008.
 • Transmission Engineering design contractor for Pepco line section was selected in March 2008.

7
MAPP - Environmental Stewardship
The MAPP project will be sensitive to environmental
concerns:
 • A majority of the project will be built on, or
 adjacent to, existing rights of way
 • The line will include an underwater crossing of
 the Chesapeake Bay using the most advanced
 underwater line placement technology
 • MAPP will use environmentally-conscious
 construction techniques to minimize its impact
 • Full environmental impact studies will be
 developed for all sensitive areas and the public
 will be encouraged to provide input during this
 process
 • Throughout the MAPP project, we will work with
 local, state and federal regulatory agencies as
 well as environmental organizations to address
 wildlife, vegetation, aquatic and other
 environmental concerns

CABLE BURIAL TECHNIQUES
MATTING IN WETLANDS
USE OF HELICOPTER SETTING POLES
8
Environmental Stewardship

The ability to complete this project rests with two key elements -
continuous communication of the need for the line and
compliance with environmental regulations
9

MAPP - Key Next Steps
● PHI and PJM are reviewing different technologies for performing the
 Chesapeake Bay crossing; PHI expected to have recommendation to PJM during Q2 2008
● Certificate of Public Convenience and Necessity (CPCN) filing in Maryland is expected by Q1 2009
● Maryland PSC coordinates all studies and approves construction of the line in Maryland via the issuance of the CPCN
● PHI will work with the individual agencies to obtain the necessary permits and approvals in DE and NJ; NJBPU can exercise eminent domain authority
● File with FERC for incentives and recovery of CWIP and pre-commercial costs during Q2 2008

MAPP - Project -Timeline
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 Permitting & Right of Way
Construction
2008
2009
2010
2011
2012
2013
Possum Pt. to
Calvert Cliffs
24 Months
48 Months
36 Months
20 Months
24 Months
36 Months
Vienna to
Indian River
Indian River
to Salem
Calvert
Cliffs to
Vienna
(Chesapeake Bay
Crossing)
54 Months
18 Months
* PJM approval.
Oct.
2007*

MAPP - Preliminary Cost and Timing
(Dollars in Millions)
• Recovery of costs is determined by PJM/FERC and will be spread across PJM area.
• Excludes proposed 230kV lines being evaluated by PJM.
• Escalation of material, contract labor and right of way costs will impact estimates above.
• Excludes cost of a potential Direct Current underwater Chesapeake Bay crossing estimated at
 $375 million.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

12
Blueprint for the Future
• Responsive to customer expectations:
 “Win - Win - Win”
 – Managing energy costs
 – Improving customer service
 – Enhancing reliability
 – Protecting the environment
• Includes significant investment:
 – Advanced metering infrastructure (AMI)
 – Demand side management applications
• Programs will provide the tools customers need to move into the future:
   Energy Efficiency  Demand Response Renewable Energy
  Energy Audits  Smart Thermostat  Net Energy Metering
  HVAC Efficiency Innovative Rate Structures Photovoltaic Installations
  Efficient Lighting  PJM DR Market Portal
  Building Commissioning
  Custom Rebates
• Filed in DE, MD, DC and NJ in 2007
• Multi-year effort across PHI service territory
• Regulatory support is essential

Meter
Data
Management
Advanced
Metering
Infrastructure
Communication
Infrastructure
Regulatory
Regulatory
Approval
Selection and
Contracting
Strategy and
Planning
Post-
Deployment
Business
Process Design
Pre-deployment
Planning
Implementation
2008
13
Blueprint for the Future
Our 2008 focus:

Meter Data Management (MDM)
• Q4 2007   RFP for AMI was released
• Q2 2008  Overall Solution and Vendor recommendation will be completed
• Q4 2008  A field acceptance test will be conducted
• 2009  Begin deployment (with concurrent deployment capability)
Advanced Metering Infrastructure (AMI)
• Q3 2007  IBM selected to assist PHI with an evaluation of potential technology options
• Q4 2007  Technology recommendation completed
• Q2 2008  IBM’s assistance with vendor selection will be completed
• Q2 2008  A proof of concept deployment plan will be completed
• Q3 2008  Proof of concept / Field Acceptance Test will be completed
• Q4 2008  Begin implementation (with concurrent deployment capability)
Communication Infrastructure
14

Blueprint for the Future -
from the Project Management Office
• Q4 2007  Itron selected as the MDM Vendor
• Q4 2007  Contract negotiated and initial implementation planning completed
• Q1 2008  Phase 1 implementation underway
• Q2 2008  Overall Design will be completed
• Q3 2008  September 2008 Live Implementation - Phase 1

Blueprint for the Future -
Estimated Capital Cost and Timing
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(Dollars in Millions)
15

Infrastructure Investment - Building Value
2008-2012 Construction Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentation.
16

Note: See Safe Harbor Statement at the beginning of today’s presentation.
17
Operational Value
• 2007 Power Delivery O&M = $667M
• Increases* from 2006 driven by:
 – Employee costs (incentives, retirements,  $ 16M
  workforce regeneration)
 – System maintenance/ storm restoration  $ 11M
 – Customer Service/ Call Center   $ 7M
 – DSM/ Default supply (recoverable)   $ 7M
 – Regulatory costs (rate cases, commission assessments) $ 4M
 – Accounting Services     $ 4M
 – Bad debt      $ 3M
 – Project write-offs    $ 3M
• Higher O&M spend level will continue through 2008 and beyond
 *Net of favorable impact resulting from ACE generation asset sale

Note: See Safe Harbor Statement at the beginning of today’s presentation.
18
Operational Value
• 2008 Power Delivery O&M estimated at $691M
 (3.6% increase over 2007 level)

• New run rate reflects:
 –  most recent operating experience
 –  initiation of Blueprint for the Future projects
 –  continued regulatory/ rate case costs
 –  heavy focus on workforce regeneration and training (will have approximately 200 new craft workers on board by end of 2008)
 –  escalation of labor and material costs
• Power Delivery O&M also includes various pass throughs and deferrable/ recoverable costs that range between $70-80M per year
Goal - Maintain year over year O&M growth at less than inflation rate

(1) Weather Normalized Sales
	2006 Sales (GWH) (1)	2007 Sales (GWH) (1)	Forecasted Annual Average Sales Growth 2007 - 2012 (1)	Forecasted Annual Average Customer Growth 2007 - 2012
Potomac Electric Power Company	26,719	26,786	1.2%	0.7%
Delmarva Power & Light Company(2)	13,260	13,077	1.4%	0.8%
Atlantic City Electric Company	9,937	10,021	1.4%	1.6%
Total Power Delivery	49,916	49,884	1.3%	1.0%
(2) Excludes Virginia
19
Sales and Customer Growth by Utility

20
Regulatory Success
• Power Delivery is focused on customer service, reliability, and improving customer satisfaction
• Significant construction and O&M spend plans will enable improved customer satisfaction
• Actively working with regulators and legislators on vision of the
 Blueprint - “Day in the Life” video
• Blueprint, distribution automation, customer options will help deliver success on the regulatory front
• See Regulatory Overview for details on filings, rate base, etc.

Note: See Safe Harbor Statement at the beginning of today’s presentation.
21
Summary
• Significant investment planned over the next several years
• Solid track record of execution, including success in
 permitting, siting, and building transmission
• Blueprint for the Future - responsive to customer
 expectations
• Demonstrated ability to achieve reasonable regulatory
 outcomes
• Provides steady long-term earnings and dividend growth

Joe Rigby
President and Chief Operating Officer
Power Delivery

23
Appendix

Infrastructure Investment Strategy -
Major Transmission Projects in PJM’s RTEP
Note: See Safe Harbor Statement at the beginning of today’s presentation.
24

Tony Kamerick
Vice President & Treasurer
Power Delivery Regulatory Overview

Regulatory Highlights
Company	Jurisdiction	Authorized ROE	Rate Increase ($MM)	Depreciation Reduction ($MM)
Delmarva Power - Gas	DE	10.25%	$9.0	$2.1
Delmarva Power - Electric	MD	10.00%	$14.9	$0.9
Pepco	MD	10.00%	$10.6	$30.7
Pepco	DC	10.00%	$28.3	N/A
Total			$62.8	$33.7
• DC and MD Base Case Proceedings - Phase II
 †  MD - Service Company costs and allocations
 †  DC - Decoupling
• Revenue decoupling implemented in MD, approved in concept in DC, and under consideration in DE and NJ
• Filings submitted in DE, MD, DC, and NJ to implement PHI Blueprint
• FERC formula rates in place for transmission
    † 11.3% ROE authorized for all transmission rate base
  † March 2008 filing requesting 150 basis point ROE adder for $274 million of RTEP projects
2

Note: See Safe Harbor Statement at the beginning of today’s presentations.
3

Distribution Summary as of September 2007

Note: See Safe Harbor Statement at the beginning of today’s presentations.
4
Transmission Summary as of September 2007

Transmission Formula Rate Process
5
• Transmission rates for Pepco, Delmarva Power, and Atlantic City
 Electric are updated on an annual basis
• Formula method allows for better match between rates and costs
• Timing of cost recovery is improved by a formula method as well as current year recovery of projected capital additions
• Administratively easy because it negates need for filing rate cases annually
• Rate year is June-May; updates filed by May 15 each year
• Virtually all inputs come from FERC Form 1
• Visit PJM’s website to view the rate calculations and cost support:
 http://www.pjm.com/services/formula-rates.html

Cost Recovery Proposals in the Blueprint Filings
Bill Stabilization Adjustment
 • Distribution rate decoupling mechanism removes utility financial disincentive to offer/support Demand Side Management (DSM)
 • Only applicable to distribution portion of bill
 • Implemented in MD, approved in concept in DC, under consideration in DE and NJ
Energy Efficiency/Demand Response Surcharge
 • Non-bypassable distribution surcharge
 • Rate class differentiated
 • 5 year recovery of costs
 • Interest on unrecovered costs at utility allowed rate of return
 • Similar to Maryland DSM surcharge in existence during the 1990s
AMI regulatory approach
 • Timely recovery of Advanced Metering Infrastructure (AMI) capital costs over 15 year period; accelerated cost recovery of existing meters over 3 to 5 year period
 • Recovery of demand response smart thermostat capital cost over 15 year period
6

Maryland
 • Applications for Pepco/Delmarva Power filed on March 21, 2007
 • PSC approved surcharge to recover costs of Compact Fluorescent Light program
 • Pepco and Delmarva Power filed Demand Response programs in February 2008
 • Additional detail on proposed Energy Efficiency programs to be filed in April 2008
 • No procedural schedule in place
Delaware
 • Application filed on February 6, 2007
 • Legislature has established Sustainable Energy Utility (SEU) to provide energy efficiency and conservation services
 • Delmarva Power to provide Demand Response programs and AMI
 • Decoupling still under consideration; alternate proposal favored by Staff
 • Commission decision on path forward expected during the 2nd quarter 2008
Blueprint Filed in All Jurisdictions
7

District of Columbia
 • Application filed on April 4, 2007
 • Case split into two proceedings: energy efficiency and conservation issues transferred to open formal case
 • Residential smart metering pilot (1200 participants) underway; live billing to begin July 2008
 • SEU legislation introduced in City Council, modeled after Delaware SEU
 • No procedural schedule in place
New Jersey
 • Application filed on November 19, 2007
 • All Energy Efficiency programs administered by Board's Office of Clean
 Energy, effective July 1, 2007
 • Currently responding to discovery
 • Discussions to establish a procedural schedule are underway, but not yet finalized
Blueprint Filed in All Jurisdictions (cont.)
8

Transmission Incentives
• In late 2007, filed for and received 50 basis point ROE adder for RTO membership on pre-2006 transmission plant
• On March 18, 2008, filed for 150 basis point adder for eight RTEP regional-benefit upgrades with an aggregate construction cost of $274 million in Pepco, Atlantic City Electric and Delmarva Power*
• Planning to make an incentive filing in the 2nd quarter 2008 for the Mid-
 Atlantic Power Pathway (MAPP); we anticipate the filing will include:
 † CWIP in rate base
 † Higher ROE for large, regional-benefit upgrades
 † 100% recovery of prudently incurred costs in case of project cancellation for reasons beyond PHI’s control
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* See appendix for details.
9

Regulatory Summary
• Demonstrated regulatory effectiveness
 † Four distribution rate cases completed in 2007 and early 2008
 † Rate case outcomes mostly reflected commission precedent
 † Blueprint filings progressing in all jurisdictions to mitigate customer bill impacts
 † Resources in place to effectively manage multiple cases
• Focus on timely recovery of expenditures
 † Most expenditures to be recovered through the normal ratemaking process
 † Distribution rate case activity expected to continue over the planning horizon
 † Transmission formula rate process in place at FERC
10

Tony Kamerick
Vice President & Treasurer
Power Delivery Regulatory Overview

APPENDIX

Rate Case Summary
Company	Jurisdiction	Authorized ROE	Authorized Depreciation Reduction ($MM)	Authorized Rate Increase ($MM)	Requested Rate Increase ($MM)
Delmarva Power - Gas	DE	10.25%	$2.1	$9.0	$15.0
Delmarva Power - Electric	MD	10.00%	$0.9	$14.9	$18.4
Pepco	MD	10.00%	$30.7	$10.6	$47.4
Pepco	DC	10.00%	N/A	$28.3	$43.5
Total			$33.7	$62.8	$124.3
Distribution Rate Cases Completed in 2007/2008

Note: See Safe Harbor Statement at the beginning of today’s presentation.
The initial revenue requirement, which varies by year due to multiple in-service dates, is approximately $3 million in total for the projects.
RTEP Projects covered by March 2008 FERC Filing:

March 2008 Incentive Filing

Default Service Procurement

Default Service Auction/Bidding Process
MARYLAND
DISTRICT OF COLUMBIA
DELAWARE
NEW JERSEY
(Pepco/Delmarva Power)
(Pepco)
(Delmarva Power)
(Atlantic City Electric)
Residential and small commercial
have rolling 3-year contracts bid
out annually
Residential and small
commercial have rolling 3-year
contracts bid out annually
Power acquired in rolling 3-year
contracts with 1/3 acquired each
year
Small commercial customers
transitioning to rolling 2-year
contracts; 25% bid out two times
per year; medium
commercial customers bid
quarterly; large commercial
customers receive hourly prices
Large commercial customers have
transitioned to 2-year rolling
contracts
Large commercial customers
(transmission level) receive hourly
prices; all others have 1-year
contracts
Large commercial customers
over 1000kW on hourly prices
Switching
Restrictions
None
None on residential customers;
commercial customers returning to
fixed priced SOS must stay for 12
months
None
None
Default Service
Retail Pricing
Residential & Small commercial
prices reset on June 1 and Oct 1;
Medium commercial prices reset
four times per year June 1, Sept 1,
Dec 1 & March 1
Prices reset each June 1
Prices reset each June 1
Prices reset each June 1
Pricing
May 2006
August 2003
Procurement
Transition to
Competitive
Market
July 2004
February 2005
Public Service Commission
approves and monitors
competitive SOS bid process
Power acquired in multiple
tranches each bid year to limit
market timing risk
Public Service Commission
approves and monitors
competitive SOS bid process
Power acquired in multiple
tranches each bid year to limit
market timing risk
Public Service Commission
approves and monitors
competitive SOS bid process
Power acquired in multiple
tranches each bid year to limit
market timing risk
Board of Public Utilities
approves and conducts state
wide BGS auction process
Power acquired in state-wide
auction

(1) As a percentage of total PHI distribution sales.
17
Power Delivery Regulatory Summary

15 MINUTE BREAK

Dave Velazquez
President & Chief Executive Officer
Conectiv Energy Overview

2007 Capacity (4,235 MW)
An Eastern PJM, mid-merit focused
business.
Financial
Property, Plant & Equipment-12/31/07 $1,250 M
Construction Work in Process-12/31/07 $ 106 M
2006 Earnings $ 47 M
2007 Earnings $ 73 M
Total Inter-Company Debt $ 650 M
Note: Excludes units under development.
é Committed new projects (645 MW)
Conectiv Energy Generating Facilities
é
Delta
Cumberland
é
Existing sites
2

Note: See Safe Harbor Statement at the beginning of today’s presentations.
3
Well-Positioned for Earnings
Expansion and Growth
Earnings
Expansion
Growth
Market Position
Positive market improvements (since March 2007)
 – Capacity Prices
 – Natural Gas Spark Spreads
 – West to East Congestion
 – Renewable Energy Credit Values
Improving market conditions create upside for existing units and opportunities for additional strategic investments.
 – Building new generation
 – Expanding into New England and New York
 – Increasing renewable energy portfolio
Conectiv Energy believes it has a sustainable competitive advantage in PJM.
 – Unique plant operating characteristics
 – Favorable plant locations
 – Dual fuel capability at all combined cycle plants
 – Intimate knowledge of the PJM market place

 Increasing Value of Existing Assets
Investing in New Opportunities
Managing Environmental Impacts
Building
Shareholder
Value
4
Looking Forward - Building on a Solid
Platform

5
Increasing Value of Existing Assets

Note: See Safe Harbor Statement at the beginning of today’s presentations.
6
Strengthening PJM Market
Capacity Auction results have been favorable:
     PJM Planning Year
  ($/MW-Day)  2007/08 2008/09 2009/10 2010/11
  Eastern MAAC    $198  $149  $191  $174
  Southwest MAAC    $189  $210  $237  $174
  Balance of Pool    $ 41  $112  $102  $174
  DPL South    $198  $149  $191  $186
Congestion continues to provide a premium for PJM East generators:

State Renewable Energy Credit requirements and prices continue to increase:

Our business model of capturing value through asset flexibility and location premiums continues to work well.
Note: Categorization of 2006 amounts has been revised to be consistent with 2007.
7
Additional Sources of Margin

On-Dispatch
8
Excellent Unit Performance
On-dispatch measures the value (dollars) that our generating units captured as a percentage of the total dollars they could have earned had they responded perfectly to every dispatch command they received.

Improvements and Additions to Existing
Assets
Note: See Safe Harbor Statement at the beginning of today’s presentations.
9
Completed (2007)
 – Increased combined cycle units’ Maximum Economic Rating by 250 MW in total
 – Improved Edge Moor Unit 4 steam cycle - increased efficiency by 0.4 percent.
 – Renewed 2.6 Bcf of market area gas storage for 2 years through March
 2010.
Planned (2008)
 – Increase installed capacity for existing CC and CT assets by 100 to 200
 MW for inclusion in 2011/2012 RPM auction.
 – Add up to 20k Dth/day of firm gas transportation.
 – Add an additional 2.5 Bcf of gas storage.

10
Investing in New Opportunities

Note: See Safe Harbor Statement at the beginning of today’s presentations.
11
New Generation
Committed Projects
 – Delta Project (545 MW combined cycle)
 – Cumberland Project (100 MW combustion turbine)
Other Potential Projects
 – Other sites in Maryland, Delaware, Pennsylvania, New Jersey being developed for additional peaking generation
 – Delta licensed for a second 545 MW block

Delta Project
• 545 MW dual fuel combined cycle plant located in Peach
 Bottom Township, PA. (East MAAC LDA for RPM capacity
 auctions)
• 6 year tolling agreement (June 1, 2011 - May 31, 2017) with
 Constellation Energy Commodities Group provides
 stable/predictable earnings profile
• Projected net income of $24 - $28 million per year
• Project Cost: $470 million (including owner’s costs)
• Project Status
 – Land options and major permits acquired
 – Minimal transmission system upgrades (PJM Queue P04)
 – Major equipment ordered/delivery confirmed to meet
 commercial operation date
 – Commercial operation date - June 2011
• Permits and infrastructure allow for expansion (additional 545
 MW block)
Note: See Safe Harbor Statement at the beginning of today’s presentations.
 é
Existing Sites
Committed New Project
12

Cumberland Project
Note: See Safe Harbor Statement at the beginning of today’s presentations.

  é

Existing Sites
Committed New Project
13
• 100 MW dual fuel combustion turbine - flexible and
 efficient GE LMS 100 technology.
• Projected net income of $4 - $7 million per year
• Existing CT site (Cumberland, NJ)
 – Land available for expansion (additional 100 MW
 unit)
 – Natural gas at site
 – Minimal transmission system upgrades (PJM Queue
 P06)
 – Other infrastructure and resources on site
• Project Cost: $75 million (including owner’s costs)
• Project Status
 – Draft air permit and all local permits received
 – Major equipment ordered
 – Engineering substantially completed
 – Construction expected to start in April

Future Potential Projects
Potential Sites
▪ Southern MD - PJM Queue Positions filed in
 Prince George's and Charles County; land
 options executed
▪ Lower Delaware - PJM Queue Positions filed
 near Harrington; land option executed
▪ Southern NJ - Existing sites (Cumberland,
 Sherman Ave. and Atlantic City); PJM Queue
 Positions filed
▪ Central NJ - Developing viable sites in
 Central NJ
▪ South Central PA - Existing Delta site; PJM
 Queue Position filed for 2nd 545 MW block
Potential CT Projects
▪ 100 MW dual fuel combustion turbine at new
 or existing sites
▪ Based on GE LMS100 technology - very
 flexible and efficient CT unit
▪ Project cost is estimated to be $80 - $95
 million; commercial operation as early as
 2012
Note: See Safe Harbor Statement at the beginning of today’s presentations.
❖
Existing Sites
Potential Sites
14

Note: See Safe Harbor Statement at the beginning of today’s presentations.
15
Marketing Expansion into New England
and New York
Expansion into new markets consistent with Conectiv Energy's strategy
 – Opportunity for additional margins in power pools that operate similarly to PJM
 – Leverage existing asset management and hedging capabilities
 – Low capital requirements - focused on marketing and asset management opportunities
Activities to date
 –  Utility default supply contracts with various New England utilities:
  Year Peak Load (MWs) Annual Energy (GWhs)
  2008 1,200 5,000
  2009 400 1,600
  2010 400 1,600
 – Generation assets under management in NY ISO
 – 38MW municipal solid waste plant
 – 82MW natural gas combined cycle plant; 50% owned by CE (ESNE Project)
 – Electric Transmission into NY
 – 25MW firm transmission agreement from PJM into NYC starting in 2010.
 – Renewable Energy Credits
 – Investigating ways to generate and utilize Renewable Energy Credits in New England.

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Conectiv Energy's Renewable Portfolio
	Expected Class I REC's (GWh)	% of CE Total Output	% of MAAC State Requirements
2008	430 - 500	8.6% - 9.9%	8.4% - 9.8%
2009	570 - 660	11.1% - 12.8%	8.4% - 9.7%
2010	590 - 680	11.6% - 13.4%	6.6% - 7.6%
16
Expanding Renewable Portfolio
 Many Eastern states have adopted
 renewable portfolio standards
 requiring a percentage of the
 energy sold within the state to be
 sourced from approved renewable
 sources.

• Conectiv Energy has focused its
 efforts on utilizing landfill methane
 gas to generate qualifying energy
 from renewable sources.
• Conectiv Energy renewable energy
 supply exceeds its internal needs
 for utility load auction participation.

Managing Environmental Impacts

Update on Delaware Multi-Pollutant
Compliance
• Regulations
 – Impacts plants fueled with coal and residual (No. 6) oil
 – Requires plants to meet specific emission levels for NOx, SO2, and mercury
 – Reductions to occur in two stages, 2009 and 2012 (2013 for mercury)
• Impact on Conectiv Energy
 – Affects Edge Moor Units 3 and 4 (260 MW coal-fired) and Unit 5 (450 MW oil-fired)
 – Installation of the control equipment necessary to comply with the regulations is expected to cost $79 M
 – Will increase operating expenses (chemical injection and by-product removal costs), to be partially offset by producing emission credits
• Status
 – Conectiv Energy filed an appeal with the Environmental Appeals Board and a complaint with the Delaware Superior Court in late 2006. A decision is still pending.
 – Some of the required unit modifications have already been completed. Spring and fall outages in 2008 are planned to complete the work necessary to ensure Phase I compliance.

Update on Regional Green House Gas
Initiative (RGGI)
• RGGI States: PJM (DE, MD, & NJ), NY and all New England states.
• Goal is to stabilize GHG emissions by 2014, 10% reduction by 2019.
• Cap-and-trade system on power plant emissions only - starting Jan 2009.
• Leakage will be a problem since Pennsylvania, Virginia, and some other PJM member states have not joined RGGI.
• Impacts all Conectiv Energy plants greater than 25MW, except Bethlehem and
 Delta (both located in Pennsylvania).
• Enabling legislation proposed in Delaware's current legislative session; passed in
 Maryland & New Jersey
• Allocation of credits and use of funds to be determined by regulations in each state; most are leaning towards auctioning all of the credits.

Note: See Safe Harbor Statement at the beginning of today’s presentations.

Impact of RGGI
• RGGI is expected to have a neutral to slightly positive impact on
 Conectiv Energy's margins.
 – At current fuel prices, combined cycle units will not dispatch ahead of coal until CO2 prices approach $55/ton.
 – Since RGGI is regional, energy imports from non-RGGI states will tend to keep price increases lower.
 – Gas-fired combined cycles have the smallest CO2 footprint of all fossil units; therefore, margins will increase during periods that coal and oil-
 fired units (with their higher CO2 costs) are setting LMP.
 – Coal margins will decrease during on-peak hours when gas units are setting the LMP.
• Conectiv Energy is well positioned to manage the impact of RGGI due to its largely gas fired generation portfolio, its renewable energy contracts, and its Pennsylvania plants.

Hedging Update

On Peak Power Hedges (MWh basis)
Hedge Period	Target	12/31/07
Months 1-12	50-100%	94%
Months 13-24	25-75%	98%
Months 25-36	0-50%	39%
 Locational Value (9%)
 Fuel Switching (3%)
 Ancillary Services (14%)
 Capacity (14%)
Energy Marketing (11%)
Hedging and Load Service (-4%)
Expected generation output and capacity are well
hedged for 2008. Other products such as
locational value and ancillary products can only be
partially hedged.
2007 Total Gross Margins by Source
Note: See Safe Harbor Statement at the beginning of today’s presentations.
Energy (53%)
Capacity Hedges (12/31/07)*
2008	2009	2010	2011
100%	100%	53%	2%
* As of February 29, 2008, the capacity hedge position was 100% for 2010 and 46% for 2011.

Hedge Update

Financial Information

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Total Conectiv Energy Gross Margin - Forecast Range
(including Merchant Generation and Load Service, and Energy Marketing)
$215
$206
$308
$265
$285
$335
$380
$435
$400
$460
$550
$259
$255
$319
* Based on 2007 actual and mid-point of 2010 range.

Gross Margin - Forecast Range

Gross Margin and EBITDA Forecast
Note: See Safe Harbor Statement at the beginning of today’s presentations.
	Energy, Hedges & Other	Capacity	Energy Marketing	Total Gross Margin	Hedge* Impact (as of 12/31/07)	Unhedged (Open) Gross Margin	O&M (+ 5%)	Unhedged (Open) EBITDA
2008	$280 - $315	$70 - $75	$30 - $45	$380 - $435	$105	$485-$540	($147)	$338-$393
2009	$213 - $268	$157 - $162	$30 - $45	$400 - $475	$80	$480-$555	($145)	$335-$410
2010	$222 - $292	$203 - $208	$35 - $50	$460 - $550	$25	$485-$575	($152)	$333-$423
(Dollars in millions)
* Hedges include all load and fuel hedges (e.g., forward power contracts, utility load auctions, capacity sales, fuel inventory, forward fuel contracts).

Note: See Safe Harbor Statement at the beginning of today’s presentations.

Gross Margin Drivers (2008-2010)
• RPM auction clearing prices should produce increasing capacity revenues.
• Standard product and default electricity supply contract hedge margins should improve.
• Spark spreads should increase reflecting improved supply/demand fundamentals.
• Entry into New England and New York markets should increase gross margins beginning in 2008.
• Cumberland plant should increase gross margins beginning mid-2009.
• No material changes to plant output.
• RGGI CO2 emission costs begin in January 2009, and should have a neutral to slightly positive margin impact.
• Delaware multi-pollutant regulations will increase affected units' marginal costs.
• Planned maintenance costs are causing higher O&M costs in 2008.

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Conectiv Energy's strategy provides increasing value to PHI's investors.

Summary
• We have been achieving forecast gross margins - 2007 results were in the upper half of the forecast range.
• Earnings and cash flow from operations are expected to grow substantially.
• We have proven capability to construct and operate a mid-merit and peaking generation fleet.
• We are strategically expanding the business - our generation fleet, geographic footprint and renewable energy portfolio.
• Our portfolio is well positioned to manage increasing environmental requirements, including greenhouse gas regulations.

Dave Velazquez
President & Chief Executive Officer
Conectiv Energy Overview

Appendix

Coal Fired Baseload Edge Moor 3 & 4 Deepwater 6	MW 260 80
Oil /Gas Fired Steam Edge Moor 5 Deepwater 1	MW 450 86
Gas Combined Cycle Hay Road Units 1-4 Hay Road Units 5-8 Bethlehem Units 1-8	MW 552 545 1,092
Peaking Units
Cumberland 1
Sherman Avenue 1
Middle 1-3
Carll’s Corner 1 & 2
Cedar 1 & 2
Missouri Avenue B,C,D
Mickleton 1
Christiana
Edge Moor Unit 10
West Sub
Delaware City
Tasley 10
Crisfield 1-4
Bayview 1-6
MW 84 81 77 73 68 60 59 45 13 15 16 26 10 12
Generation Capacity Under Contract Chesapeake (exp. 4/2012) Other (exp. 12/2008) Pedricktown (exp. 6/2012) ESNE (50% owned)	MW 315 60 115 41
(as of 12/31/07)
  é
Owned Generation
Generation Under Contract
Committed new projects

Generation Plants - Type, Location &
Rated Capacity

(1) See previous slide for listing of individual power plants; excludes contracted assets.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Annual capacity factors and output by
fuel type (2004-2010)(1)

Improving Natural Gas Spark Spreads

Note: See Safe Harbor Statement at the beginning of today’s presentations.

Marginal Costs at Various CO2 Prices
• In PJM, at current fuel prices,
 combined cycle plants will not
 dispatch ahead of coal plants until
 CO2 prices approach $55/ton.
• Gas/coal crossover dependent on
 fuel prices, heat rates and variable
 O&M.
• ICF, EPRI and others predict
 nuclear, renewables, carbon capture
 and sequestration will become
 viable at a $15/ton to $30/ton CO2
 price.

Combined Cycle Design
	Conectiv Energy Combined Cycle Design	Typical Combined Cycle Design
Time for CT's to Reach Full Load	20 Minutes	2 Hours
Ability to Run only CT's	Yes	No
Minimum Run Time (hours)	4	8-16
Allowable Starts per Day	2	1
Multi-fuel Capability (natural gas and No. 2 oil)	Yes	No
Multi-Pipeline Access	2 or 3	1

Conectiv Energy - Combined Cycle
Unit Operation

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Dollars in Millions	2008	2009	2010	2011	2012
"Base" Amount	$ 6	$ 8	$ 13	$ 14	$ 9
Environmental - DE Multi-Pollutant (Total Cost = $79) - Other	38 3	19 2	13 -	2 2	0 0
New Projects - Cumberland (Total Cost = $75) - Delta Site (Total Cost = $470)	46 62	5 195	- 136	- 14	- -
Total	$155	$229	$161	$ 28	$ 9

Projected Capital Expenditures

John Huffman
President & Chief Operating Officer
Pepco Energy Services Overview

Core PJM Markets
Expansion Markets
MA
NJ
DE
MD
DC
IL
NY
PA
Key Metrics 2006 2007
Earnings ($ in millions) 20.6 38.4
Year-End Load Served (MW) 3,544 4,294
MWh Delivered (in millions) 12.9 19.0
PES Retail Electric Supply Markets
TX
2
Business Overview
• PES provides retail energy supply and
 services to large energy users
• Primary business driver: retail electric supply
 – 80% of business in Core PJM markets
• PES also provides:
 – Retail natural gas supply
 – Energy efficiency services
 • Performance contracting
 • Cogeneration, thermal energy supply
• While not part of its strategy, PES also owns
 – 790 MW SWMAAC peaking generation
 – Retirement in 2012

Strong Market Position
Successful Track Record
PES is well positioned to continue growing profitably in the competitive retail marketplace
Note: See Safe Harbor Statement at the beginning of today’s presentations.
3
Competitive Advantage
• Experienced management team
• PJM market knowledge
• Successful, long-tenured sales force
• Efficient back-office operations
• Measured entry into new markets

PES Load having utility
fixed-price SOS available
• PES’s contract signings have grown at a 29%
 compounded annual growth rate since 2004
• Gross margins for new business held steady
 at approximately $3 per MWh
• Average term length for new business
 decreased slightly to 1.25 years
• Retention rates improved to 70% in 2007, up
 from 61% in 2006
Electric market remains healthy following record 2006
Fewer PES
customers
have 1-year
fixed-price
SOS
available
38%
62%
70%
30%
Not available
*Includes rule changes in Chicago and
Pittsburgh effective June, 2008
Risk of customers returning to utilities has decreased
4
New Business Activity

PES replenished its backlog while delivering a record 19 million MWh in 2007
Deliveries have grown at a 33% compounded annual growth rate since 2004
5
Foundation for Continued Growth

• PES manages toward a flat book and does not engage in speculative trading
• 2007 gross margins consistent with PES’s expected range of $3 per MWh
• Gross margins are typically highest during shoulder months
• Volatile weather conditions affect customer usage and can negatively impact gross margins
 – PES uses a variety of hedging tools to mitigate this variability
2006 benefited from
excess supply gains
6
Conservative Supply Approach

• PES’s fundamental strategy is to serve
 large energy users
• By focusing only on large customers,
 PES keeps its G&A costs low
 – Small commercial customers require
 a significantly higher G&A to serve;
 similar to residential customers
• PES has managed credit risk effectively
 – Approximately 90% of PES customers are federal government entities or are covered by credit insurance
• PES has built a solid platform for growth
 – Continued benefits from operational leverage as load grows
 – Scalable for future growth in new markets
7
Scalable Growth Platform

C&I Market
Size
Active
Expansion
Markets
Core PJM
Markets
• Serving 780 MW* in New York, Illinois
 and New England; up from 400 MW
 prior year
• Expansion markets provide significant
 growth opportunities
• Starting small and slow in Texas
• Strong competitive position
• 30%-plus competitive market share
• High retention rates
• Rate caps in rest of Pennsylvania end
 starting in 2010
Switched to competition
Not yet switched; still with utility
GW
8
*As of 12/31/07
Source: KEMA, PUC websites, internal estimates
Expansion Markets Provide Growth

The Energy Services business is well positioned for a
high energy price, carbon-constrained environment
9
Energy Services
Strategic Focus:
• Deliver and grow long-term contracts
 – Central Thermal Energy Facilities
 • Atlantic City, NJ
 • Wilmington, DE
 • Washington Convention Center
 – 21 MW cogeneration; National Institutes of
 Health
 – Energy O&M contracts
• Construct Energy Savings Performance
 Contracting projects
• Build landfill gas-to-energy project portfolio
 – 16 MW of projects in operation, construction,
 and development

• Power plants are old and scheduled for
 retirement in May 2012
• Capacity has been used to hedge PES
 retail load obligations
 – Reliance on the plants will
 decrease over time:
Note: See Safe Harbor Statement at the beginning of today’s presentations.
• However, the plants are subject to poor reliability and forced outages that could result in significant RPM charges
• The P&L performance of the power plants will be a function of their reliability
10
Power Plants

• 2007 earnings driven by continued growth in the electric business
 – Delivered MWh increased by 48%
Note: See Safe Harbor Statement at the beginning of today’s presentations.
11
Earnings Growth

Grow Customer Load
Building
Shareholder
Value
Grow Energy Services
Penetrate New Markets
Optimize Margins, Manage Risk
PES delivers shareholder value by executing key strategic initiatives
12
Summary

John Huffman
President & Chief Operating Officer
Pepco Energy Services Overview

APPENDIX
14

15
Gross Margins by Business

Paul Barry
Senior Vice President and Chief Financial Officer
Financial Overview

Note: See Safe Harbor Statement at the beginning of today’s presentations.
2
Financial Objectives
● Deliver Value
 † Expand investment in utility infrastructure with constructive rate case outcomes
 † Continue investment in competitive energy businesses to provide earnings growth and diversification
 † Increase dividend commensurate with utility earnings growth
●  Strengthen Financial Position
 † Maintain an overall equity ratio in mid to high 40% range
 † Continue to improve credit metrics, with the goal of achieving a
  BBB+/Baa1 rating
 † Maintain liquidity position in line with growing businesses

Note: See Safe Harbor Statement at the beginning of today’s presentations.
3
Major 2008-2012 Earnings/Cash Drivers
• $5.7 billion construction expenditure program
• Timely regulatory recovery through new distribution
 rate case filings
• Incentives related to large transmission projects
• Completion of construction projects on time
• Meeting O&M targets
• Power, fuel and capacity prices
• Environmental regulation
• Anticipate issuance of $1.2-$1.5 billion in equity/equity
 like securities; first issuance targeted for 2009

Note: See Safe Harbor Statement at the beginning of today’s presentations.
* As compared to 2007
4
Major 2008 Earnings/Cash Drivers*
•  Impact of 2007 Maryland and Delaware Rate Case decisions
•  Impact of 2008 District of Columbia Rate Case decision
•  New transmission rates set 6/1/07 and to be set 6/1/08
•  Higher gross margins at Conectiv Energy
•  Meeting O&M targets
•  Dilution from 2007 Common Stock Issuance

Construction Expenditures*
Note: See Safe Harbor Statement at the beginning of today’s presentations.
$896
$1,187
$1,275
$1,210
$1,095
Construction Expenditures -
Building Long-Term Value
$623
* Projected construction expenditures as reported in 2007 Form 10-K
5

Power Delivery - A Driver of Growth
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Total Plant in Service
Growth - 61%
Electric Distribution Plant in
Service Growth - 45%
Transmission Plant in
Service Growth - 123%
$5,705
$9,193
Dollars in Millions
Projected Net Plant
$6,164
$6,830
See appendix for calculation of net plant and details by company.
$4,138
$4,425
$4,819
$5,190
$5,544
$5,988
$274
$286
$298
$305
$311
$316
$1,293
$1,453
$1,713
$2,135
$2,614
$2,889
Actual
6

2008	2009	2010	2011	2012
$600 - $700	$600 - $700	$750 - $850	$850 - $950	$950 - $1,100
Projected Net Cash From Operations
Projected Net Cash From Operations Range
Dollars in Millions
Note: See Safe Harbor Statement at the beginning of today’s presentations.
 † Approximately 70% to 80% of net cash from
 operations is generated by Power Delivery
 † The increase in cash in 2010 - 2012 is driven
 by transmission investment, rate relief, and
 higher Conectiv Energy gross margins
7

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Financing Summary 2008 - 2012 (dollars in billions)
 † Debt
    Utilities  $1.9
    PHI   (0.5)
    Total  $1.4
 † Equity/Equity Like $1.2 - $1.5
Financing - 2008
 † No equity currently planned (beyond the DRIP), first issuance targeted for 2009
 • Equity issuance planned for 2008 was completed in 2007
 † Utility debt - net issuance of $400-$500 million planned
8
Net Funding Requirements

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Capital Structure Objectives
* Calculation excludes securitized debt and capital lease obligations; includes unamortized debt premium/discount.
 See appendix for 2007 calculation.
	12/31/09 Projected Equity Ratio*	Target Percentage Range
PHI	48%	Mid to High 40s
Pepco	48%	High 40s
Delmarva Power	48%	High 40s
Atlantic City Electric	48%	High 40s
9
† At year-end 2007, our consolidated equity ratio was 46%*; achieving our minimum target equity ratio
† Our financing plan results in a strengthened equity ratio by 2009

We are committed to maintaining investment grade ratings
10
Credit Rating Objective

Credit Facility Borrowing Capacity
Pepco
Operating
Holdings, Inc.
Utilities
Total
(Dollars in Millions)
• Multi-year facility matures in 2012
• Provides for the option of one year extensions annually
• Provides for the option to increase the line by $500 million
Consolidated
Credit Facility Capacity
CP Outstanding
0
137
137
LOC Outstanding
5
192
 Total Outstanding
187
142
329
688
$
483
$
1,171
$
Total Unused Capacity
At 12/31/07
875
$
625
$
1,500
$

11

Source: Thomson Financial, Peer Group data is equally weighted for purposes of the Total Return calculation.
Peer Group consists of the following companies: AYE, LNT, AEE, CNP, CMS, ED, DPL, DTE, EAS, GXP, HE, NI, NU, NST,
POM, OGE, PNW, PPL, PSD, SCG, SRE, SRP, TE, WR, WEC, XEL
12
Total Return 2007

Source: Thomson Financial, Peer Group data is equally weighted for purposes of the Total Return calculation.
Peer Group consists of the following companies: AYE, LNT, AEE, CNP, CMS, ED, DPL, DTE, EAS, GXP, HE, NI, NU, NST,
POM, OGE, PNW, PPL, PSD, SCG, SRE, SRP, TE, WR, WEC, XEL
13
Total Return - 2005 through 2007

 * As of March 28, 2008.
Stable, Secure Dividend
See Safe Harbor Statement at the beginning of today’s presentations.
14
● Increased dividend 4% in January 2008 to an equivalent
  annual rate of $1.08 per share
●   Current dividend yield is 4.3%*
●  Dividend growth commensurate with utility earnings
  growth

Building Value
Note: See Safe Harbor Statement at the beginning of today’s presentations.
15
● Stable Earnings Base - Derived primarily from regulated
 utility business
● Earnings Growth Potential - Driven by T&D utility
 infrastructure investments, constructive regulatory
 outcomes and competitive energy business growth
 † Power Delivery - 10% CAGR of Net Plant (2007-2012)
 – Transmission - 17% CAGR
 – Electric Distribution - 8% CAGR
 † Conectiv Energy - 16% CAGR of total Gross Margin (2007-2010)
● Secure Dividend - Power Delivery earnings growth
 enables steady long-term dividend growth

Paul Barry
Senior Vice President and Chief Financial Officer
Financial Overview

Appendix
17

Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
18

Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(1) Weather normalized GWh sales for 2007 were 13,077; 2008-2012 shown as weather normalized.
(2) Excludes Virginia
(1)
(2)
(2)
19

Sales and Financial Information
Note: See Safe Harbor Statement at the beginning of today’s presentations.
* Weather normalized GWh sales for 2007 were 10,021; 2008-2012 shown as weather normalized.
20

PHI Investments/Other Non-Regulated
• Provides a supplement to earnings and cash flow
 through existing energy related financial investment
 portfolio.
• Investment portfolio assets primarily consist of cross-
 border energy lease transactions and venture capital
 funds.
• Investment portfolio generates approximately $35
 million in annual earnings and $60 million in annual
 cash flow.
21

Potomac Capital Investment (PCI)
As of December 31, 2007
PCI Energy Leasing Portfolio
22

23
Cross-Border Leases
●  Current Status - IRS Audit
 † The IRS is challenging tax benefits associated with certain sale-leaseback transactions with tax-
 indifferent parties.
 † On June 9, 2006, the IRS issued its final Revenue Agent’s Report (RAR) for its audit of PHI’s 2001 and
 2002 income tax returns which disallows the tax benefits claimed by PHI for these tax years.
 † PHI filed a protest letter in August 2006 against the proposed adjustments. We anticipate an appeals meeting in the first half of 2008.
 † PHI believes the IRS issue will most likely take several years to resolve.
 † PHI’s leveraged lease portfolio under audit generates approximately $60 million per year in tax benefits and is a major component of PHI Investments’ annual earnings of approximately $35 million.
●  Current Status - Proposed Tax Legislation
 † On December 14, 2007, the U.S. Senate passed its version of the Farm bill which contains a provision that would apply passive loss limitation rules to leases with foreign tax indifferent parties.
 † On July 27, 2007, the U.S. House of Representatives passed its version of the bill which does not include any provision that would modify the current treatment of leases with tax indifferent parties.
 † The U.S. House of Representatives and the U.S. Senate are expected to hold a conference in the near future to reconcile the differences.

Note: See Safe Harbor Statement at the beginning of today’s presentations.
(Dollars in Millions)
Net plant is plant in service plus CWIP less depreciation reserve. Historically, net plant is in the range of 95% -
130% of rate base.
*
24
Net Plant in Service Projection

	2007	2008	2009	2010	2011	2012
	Actual	Projected	Projected	Projected	Projected	Projected
Distribution - Electric
Pepco	$2,450	$2,559	$2,722	$2,870	$3,034	$3,228
DPL	887	974	1,110	1,246	1,341	1,435
ACE	801	892	987	1,074	1,169	1,325
Total Distribution	4,138	4,425	4,819	5,190	5,544	5,988

Distribution - Gas
DPL	274	286	298	305	311	316

Transmission
Pepco	451	494	611	788	930	959
DPL	405	459	602	839	1,148	1,364
ACE	437	500	500	508	536	566
Total Transmission	1,293	1,453	1,713	2,135	2,614	2,889

Total Distribution & Transmission	$5,705	$6,164	$6,830	$7,630	$8,469	$9,193
Note: See Safe Harbor Statement at the beginning of today’s presentations.
(Dollars in Millions)
25
Net Plant in Service Projection (cont.)

Note: See Safe Harbor Statement at the beginning of today’s presentations.
Dollars in Millions
26
Construction Expenditures Comparison

As of December 31, 2007
27
Calculation of Equity Ratio

Note: Management believes the special items are not representative of the Company’s ongoing business operations.
Reconciliation of Earnings Per Share
GAAP EPS to EPS Excluding Special Items
28

2006 Earnings Per Share Excluding Special Items   $ 1.33
2007 Earnings Per Share Excluding Special Items     $ 1.53
29
2007 Financial Performance - Drivers

*  2007 compared to 2006; excluding special items.
30
2007 Financial Performance - Drivers *
Power Delivery results driven by:
 ● Higher weather related sales; cooling degree days up 17% and heating degree days up 12%
 ●  Impact of Maryland distribution base rate orders for Pepco and Delmarva Power
 ●  Higher Operation and Maintenance expenses
Conectiv Energy results driven by:
 ● Higher generation output of 43% from more favorable weather, improved availability at Hay
 Road and Deepwater generating plants and improved energy spark spreads
 ● Higher capacity prices favorably impacted gross margins
 ● Lower Energy Marketing gross margin primarily from a decrease in oil and gas marketing margins
 ● Higher Operation and Maintenance expenses from increased planned generating plant outages
Pepco Energy Services results driven by:
 ● Higher Retail Energy Supply gross margin from higher electric volumes, higher capacity prices and more favorable congestion costs
 ● Higher Energy Services gross margins on construction and services projects

Pepco Holdings, Inc. Analyst Conference
Washington, D.C.
April 4, 2008
B U I L D I N G  V A L U E